UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 15, 2013


                             CHANCELLOR GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)

          NEVADA                       000-30219                 87-0438647
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)

                    500 Taylor Street, Plaza Two - Suite 200
                              Amarillo, Texas 79101
          (Address of Principal executive offices, including Zip Code)

                                 (806) 322-2731
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)
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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On August 15, 2013, Chancellor Group, Inc., a Nevada corporation ("Chancellor"), entered into a binding term sheet (the "Term Sheet") with Fuelist, LLC, a California limited liability company ("Fuelist"), and its founders, Matthew Hamilton, Eric Maas and Thomas Rand-Nash (together, the "Founders"), pursuant to which Chancellor agreed to acquire a 51% ownership interest in Fuelist. As consideration for the ownership interest, Chancellor will contribute to Fuelist a total of $271,200 in cash payable in 12 monthly installments of $22,600, beginning in August 2013. As additional consideration for the ownership interest, Chancellor contributed a total of 2,000,000 shares of newly issued common stock to Fuelist on Monday, August 19, 2013.

     Under the terms of the Term Sheet, the Founders will be entitled to additional cash and stock consideration in the event that Fuelist is sold for $50 million or more at any time during the next two years (or for a lesser amount subject to good faith negotiations). Chancellor will receive various investor rights with respect to its investment in Fuelist, including the right to participate in future equity issuances, which rights will be contained in the amended operating agreement of Fuelist.

     The Term Sheet is binding by its terms but the parties intend to enter into more detailed transaction documents consistent with the Term Sheet.

     The foregoing description of the Term Sheet is qualified in its entirety by the full text of the Term Sheet attached hereto as Exhibit 10.1.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     The information disclosed in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits.

Exhibit No.                        Description
-----------                        -----------

   10.1        Binding Term Sheet for Investment in Fuelist, LLC, dated
               August 15, 2013

                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 16, 2013

                                          CHANCELLOR GROUP, INC.


                                          By: /s/ Maxwell Grant
                                             -----------------------------------
                                             Maxwell Grant
                                             Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                        Description
-----------                        -----------

   10.1        Binding Term Sheet for Investment in Fuelist, LLC, dated
               August 15, 2013